                                                                   Exhibit 10.48

         THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS OR
(ii) THE COMPANY RECEIVES AN OPINION OF ITS COUNSEL, OR OTHER COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, THAT THIS NOTE MAY BE PLEDGED, SOLD, ASSIGNED OR TRANSFERRED WITHOUT ANY EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND ALL APPLICABLE STATE SECURITIES LAWS.

                         LITHIUM TECHNOLOGY CORPORATION

                           CONVERTIBLE PROMISSORY NOTE

$________________                                          ______________, 200__

         For value received, Lithium Technology Corporation, a Delaware corporation ("LTC"), hereby unconditionally promises to pay to the order of Arch Hill Capital N.V. (together with its successors, assigns and transferees, collectively, "Arch Hill"), the principal amount of ________________ Dollars ($________________), plus unpaid default interest (the "Default Interest") accrued thereon (after payment hereunder is past due) to the date of repayment in full thereof. This Note is being delivered in connection with the Letter Agreement dated December 31, 2001 between LTC and Arch Hill (the "Letter Agreement"). All capitalized terms used herein and not defined herein shall have the meanings set forth in the Letter Agreement.

         1. Maturity Date. The entire principal balance and all other sums due and payable under this Note shall be payable on the earlier of (i) the closing date of the Financing, and (ii) March 31, 2002 (the "Maturity Date").

         2. Default. Any of the following occurrences or acts shall constitute an event of default ("Event of Default") under this Note:

         (a) the failure by LTC to pay all or any part of any installment of principal or interest or the principal balance on this Note within three (3) days of when due; or

         (b) a decree, judgment or order by a court of competent jurisdiction shall have been entered adjudging LTC as bankrupt or insolvent which decree, judgment or order has not been dismissed, vacated or withdrawn within sixty (60) days, or LTC shall institute any proceedings in bankruptcy, have consented to the appointment of a custodian or receiver or made a general assignment for the benefit of its creditors.

         If LTC shall have failed to make any payment due hereunder for more than three (3) days after its due date, Arch Hill may charge LTC a late fee in the amount of 5% of the amount of the overdue payment for payment of the expenses of handling a late payment. If an Event of Default
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shall occur, and in case the holder of this Note should elect, on account of such default, to declare the unpaid balance of the principal sum due and payable, said principal sum, or so much thereof as may remain unpaid at the time of such default, shall bear interest at the rate of fifteen percentum (15%) per annum from the date of default.

         In the event this Note is collected by law or through an attorney at law, all costs of collection, including attorney's fees, shall be paid by the maker, or makers, thereof.

         If an Event of Default shall occur, the entire outstanding principal amount of this Note, together with all accrued and Default Interest and any other sums due hereunder, shall, at the option of Arch Hill, immediately become due and payable upon demand for payment, but without any other notice of intent to accelerate, notice of acceleration, notice of nonpayment, presentment, notice of dishonor, protest or notice of protest, or the like.

         3. Conversion.

(a) From time to time and at any time after the date hereof and prior to payment in full, all or any portion of the outstanding principal amount of this Note may be converted by Arch Hill into shares of Common Stock of LTC (the "Conversion Shares") at the Conversion Price equal to $.08 per share. The Shares shall be entitled to registration rights as set forth in Section 7 of the Interim Financing Letter Agreement by and among LTC, Arch Hill, and GAIA Akkumulatorenwerke GmbH.


         (b) In order to effect the conversion of all or part of the Note, Arch Hill shall issue a notice of conversion substantially in the form attached hereto (the "Notice of Conversion") which may be by facsimile and surrender the Note for conversion if the Note is not already in possession of LTC. Each conversion of all or any portion of the Note will be deemed to have been effected as of the close of business on the date on which the Note has been surrendered at the principal office of LTC. At such time as such conversion has been effected, to the extent that any portion of the Note is converted, the rights of Arch Hill with respect to such portion of the Note shall cease and Arch Hill shall be deemed to have become the holder of record of the shares of Conversion Shares represented thereby.

         (c) No fractional Common Shares shall be issued upon conversion of the Note. In lieu of any fractional share to which the holder would otherwise be entitled, LTC shall round up to the nearest whole Common Share.

         (d) Within ten days after a conversion has been effected, LTC will deliver to Arch Hill:

         (i) a certificate or certificates representing the number of Conversion Shares issuable by reason of conversion in the name of Arch Hill and in such denomination or denominations as Arch Hill has specified; and
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         (ii) a new Note representing any principal balance which was not converted into Conversion Shares in connection with such conversion; all other terms and conditions of the Note will remain in full force and effect.

         (e) The issuance of certificates for Conversion Shares upon conversion of the Note will be delivered by LTC within ten days of the date of conversion and will be made without charge to Arch Hill for any issuance tax in respect thereof or other cost incurred by LTC in connection with such conversion and the related issuance of Conversion Shares.

         (f) LTC shall at all times have authorized, reserved and set aside a sufficient number of Common Shares for the conversion of all shares with respect to the Note then outstanding.

         (g) The Conversion Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Note shall be subject to adjustment from time to time upon the happening of certain events as follows after the date hereof and through and including the Maturity Date:

         (i) In case LTC shall (1) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (2) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (3) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Conversion Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock immediately prior to such action. Such adjustment shall be made each time any event listed above shall occur.

         (ii) Whenever the Conversion Price is adjusted pursuant to Subsection
(i) above, the number of Conversion Shares purchasable upon conversion of the Note shall simultaneously be adjusted by multiplying the number of Conversion Shares initially issuable upon conversion of the Note by the Conversion Price in effect on the date hereof and dividing the product so obtained by the Conversion Price, as adjusted.

         (iii) All calculations under this Section 3(g) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         (iv) Whenever the Conversion Price is adjusted, as herein provided, LTC shall promptly cause a notice setting forth the adjusted Conversion Price and adjusted number of Conversion Shares issuable upon exercise of the Note to be mailed to Arch Hill, at its last address appearing in LTC's register. LTC may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by LTC) to make any computation required by this Section. In the case of a dispute as to the adjustment of the Conversion Price, the parties hereto agree to arbitrate the same in an office of the American Arbitration Association in New York, New York utilizing its commercial arbitration rules with an arbitrator selected by the parties or in the event that they are unable to do so, by the American Arbitration Association.
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         4. Miscellaneous.

                  4.1 Transfer. This Note may be transferred , in whole or in part, by Arch Hill at any time without the written consent of LTC to any other third party.

                  4.2 Waiver and Amendment.

                           (a) LTC hereby waives to the fullest extent permitted
by applicable law, presentment, demand, notice, protest, and all other demands and notice in connection with the delivery, acceptance, performance, default or enforcement of this Note, and hereby consents to any extensions of time, renewals, releases of any party to this Note, waivers or modifications that may be granted or consented to by the holder of this Note in respect of the time of payment or any other provisions of this Note.

                           (b) LTC FURTHER WAIVES, TO THE EXTENT PERMITTED BY
APPLICABLE LAW, TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS NOTE.

                           (c) No failure or delay on the part of Arch Hill in
exercising any of its rights, powers or privileges hereunder shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise of any right, power or privilege. The remedies provided herein are cumulative and are not exclusive of any remedies provided by law.

                  4.3 Construction. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to its conflicts of law principles.


         IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified by the duly authorized representative of LTC.

                                   LITHIUM TECHNOLOGY CORPORATION


                                   By:         /s/ David J. Cade
                                            ------------------------------------
                                            David J. Cade
                                            Chairman and Chief Executive Officer
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                              NOTICE OF CONVERSION


TO: LITHIUM TECHNOLOGY CORPORATION


         The undersigned, the holder of a promissory note in the principal amount of $______________________, hereby surrenders such Note for conversion into shares of Common Shares of Lithium Technology Corporation to the extent of $____________________________ unpaid principal amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to, _________________________, whose address is
_____________________________________.


Dated:_____________________________




                                              __________________________________
                                              (Signature must conform in all
                                              respects to name of holder as
                                              specified on the face of the Note)



                                              _________________________________
                                              (Address)


                                              _________________________________
                                              Tax Identification Number